SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                   SUNRISE INTERNATIONAL LEASING CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                    SUNRISE INTERNATIONAL LEASING CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                September 8, 1999



TO THE SHAREHOLDERS OF SUNRISE INTERNATIONAL LEASING CORPORATION:

         The 1999 Annual Meeting of Shareholders of Sunrise International Leasing Corporation will be held at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, at 10:00 a.m. (Minneapolis-time) on Wednesday, September 8, 1999, for the following purposes:

         1.       To set the number of members of the Board of Directors at four
                  (4).

         2.       To elect members of the Board of Directors.

         3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1999 Annual Report.

         Only shareholders of record as shown on the books of the Company at the close of business on July 16, 1999 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.


                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Jeffrey G. Jacobsen, Secretary

Dated:    July 29, 1999
          Minneapolis, MN

                    SUNRISE INTERNATIONAL LEASING CORPORATION


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                September 8, 1999


         The accompanying Proxy is solicited by the Board of Directors of Sunrise International Leasing Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, September 8, 1999, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a later-dated written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later-dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting. Proxies will be voted as specified by the shareholders.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will, therefore, have the same effect as a vote against the proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The mailing address of the principal executive office of the Company is 5500 Wayzata Boulevard, Suite 725, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about July 29, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on July 16, 1999 as the record date for determining shareholders entitled to vote at the Annual Meeting (the "Record Date"). Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 7,262,646 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding and entitled to vote. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of the Record Date concerning the beneficial ownership of the Company's Common Stock by: (i) each director and nominee for director of the Company; (ii) the named executive officers in the Summary Compensation Table; (iii) persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the Record Date; and (iv) all directors and executive officers as a group.

Name (and Address of                        Number of shares          Percent
5% Holders) or Identity of Group         Beneficially Owned(1)       of Class(2)

Peter J. King                                    4,888,303(3)           60.7%
5500 Wayzata Boulevard, #725
Minneapolis, MN 55416

The King Management Corporation                  1,030,818(4)           14.2%
5500 Wayzata Boulevard, #750
Minneapolis, MN 55416

Donald R. Brattain                                 373,300(5)            5.1%
15500 Wayzata Blvd., #626
Wayzata, MN 55391

Thomas R. King                                      44,000(6)             *

Jeffrey G. Jacobsen                                 44,362(7)             *

Stephen D. Higgins, Individually                 2,889,179(8)           39.8%
  and as a Trustee
23785 Strehler Road
Loretto, MN 55357

All Current Executive Officers and               5,356,315(9)           65.6%
  Directors as a Group
  (5 persons)
-------------
*less than 1%

(1) Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by such person.

(2) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(3) Represents (i) 3,466,797 shares that are subject to a Shareholder Voting Trust Agreement dated May 27, 1998, pursuant to which Mr. Peter King has the sole power to vote such shares, which shares include (a) 517,158 shares held by Mr. King directly, (b) 400,818 shares held by The King Management Corporation ("King Management"), of which Mr. King is a principal shareholder, officer and director, (c) 1,286,439 shares held by Stephen D. Higgins, Trustee, William B. King Stock Trust UA dated November 21, 1989 for the benefit of William B. King (the "WBK Trust"), and (d) 1,262,382 shares held by Stephen D. Higgins, Trustee, Russell S. King Stock Trust UA dated November 21, 1989 for the benefit of Russell S. King (the "RSK Trust"); (ii) 630,000 shares held by King Management; and (iii) 791,506 shares which may be acquired by Mr. King within 60 days after the Record Date upon exercise of outstanding stock options. Mr. King does not have dispositive power over the shares held by the WBK Trust or RSK Trust, but does have sole dispositive power over all other shares described in this footnote. The Company has relied on information contained in Schedule 13D dated March 2, 1999 filed by Mr. King with the Securities and Exchange Commission and information provided by Mr. King.

(4) Represents (i) 400,818 shares that are subject to a Shareholder Voting Trust Agreement dated May 27, 1998, pursuant to which Mr. Peter King has the sole power to vote such shares and (ii) 630,000 shares (see note (3) above). The Company and KMC have agreed orally that KMC will sell and the Company will purchase the 630,000 shares not subject to the Shareholder Voting Trust Agreement (see section entitled Certain Transactions).

(5) Includes 28,000 shares which may be acquired by Mr. Brattain within 60 days after the Record Date upon exercise of outstanding stock options.

(6) Includes 36,000 shares which may be acquired by Mr. Thomas King within 60 days after the Record Date upon exercise of outstanding stock options.

(7) Includes 39,333 shares which may be acquired by Mr. Jacobsen within 60 days after the Record Date upon exercise of outstanding stock options.

(8) Represents (i) 2,548,821 shares, of which (a) 1,286,439 shares are held by Mr. Higgins as Trustee of the WBK Trust and (b) 1,262,382 shares held by Mr. Higgins as Trustee of the RSK Trust, all of which shares are subject to a Shareholder Voting Trust Agreement dated May 27, 1998, pursuant to which Mr. Peter King has the sole power to vote such shares (see note (3) above); (ii) 335,329 shares held by Mr. Higgins as Trustee of the WBK Trust, of which Mr. Higgins has sole voting power; and (iii) 5,029 shares held by Mr. Higgins directly, of which he has sole voting power. Mr. Higgins has sole dispositive power over all of the shares described in this footnote. The Company has relied on information contained in Schedule 13D dated March 2, 1999 filed by Mr. Higgins with the Securities and Exchange Commission.

(9) Includes 898,172 shares of Common Stock which may be acquired within 60 days after the Record Date upon the exercise of outstanding options, 1,030,818 shares held by a corporation and 2,884,150 held by certain trusts described above.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall not be less than one. The Board of Directors recommends that the number of directors be set at four, and that four directors be elected. Unless otherwise instructed, the Proxies will be so voted. Under applicable Delaware law, approval of the proposal to set the number of directors at four requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.
Directors are elected by a plurality of the votes cast.

         In the absence of other instruction, the Proxies will be voted for each of the following individuals. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors.

         If, prior to the Annual Meeting, it should become known that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name and Age               Current Positions with the Company and Principal Occupations for the        Director
of Nominee                 Past Five Years and Other Information                                         Since

Peter J. King              Mr. King has served as the Company's Chief Executive  Officer since April      1997
         71                1, 1998 and as  Chairman  of the Board  since  June 1997.  Mr.  King also served as Chief  Financial  Officer from April to June 1998. Mr. King had previously  served  as  Chairman  of the  Board  from  February  1995  to
                           February  1996 and as a Director  from  February  1995 to July 1996.  Mr.
                           King also had previously  served as a member of the Company's Interim CEO
                           Committee   from  July  1995   until   July  1996.   Mr.   King   founded
                           International  Leasing  Corporation  ("ILC")  in 1974 and  served  as its
                           President  until  ILC was  merged  into the  Company  in  February  1995.
                           Mr. King also currently  serves as Chairman and Chief  Executive  Officer of The King  Management  Corporation.  Mr.  King is not related to Thomas
                           King, a Director of the Company.

Donald R. Brattain         From  July  1995 to July  1996,  Mr.  Brattain  served as a member of the      1989
         58                Company's  Interim CEO Committee;  and, from July 1991 to  February 1995, he served as the Company's Chairman of the Board. Mr. Brattain has served as President of Brattain & Associates, LLC, an investment company, since
                           1981. He is also a director of Everest Medical Corporation and Featherlite
                           Mfg., Inc.

Thomas R. King             Mr. King served as  Secretary  of the Company from July 1991 to July 1997      1991
         59                and as the Company's  Interim Chairman of the Board from February 1996 to
                           June  1997.  He has been an  officer  and  shareholder  of  Fredrikson  &
                           Byron,  P.A., the Company's  legal  counsel,  for more than the past five years.  He is also a director  of Datakey,  Inc.  Mr. King is not related to Peter King, Chairman of the Board and Chief Executive Officer.

Jeffrey G. Jacobsen        Mr.  Jacobsen has served as Executive Vice President and Chief  Financial      1997
         51                Officer of the Company  since June 1998 and as  Secretary  of the Company
                           since  July  1997.   Mr. Jacobsen   served  as   President  of  The  King
                           Management Corporation from April 1997 to June 1998 and currently serves as its Treasurer. From March 1983 to April 1997, Mr. Jacobsen served as Vice
                           President of Network Systems Corporation, a Minneapolis-based publicly traded computer networking company, currently owned by Storage Technology
                           Corporation.


Board and Committee Meetings

         During the fiscal year ended March 31, 1999, the Board of Directors held four meetings. Each director attended all of the meetings of the Board of Directors and all of the meetings of the committees of the Board on which he served. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. During fiscal 1999, the Audit Committee held two meetings. The Audit Committee is comprised of Thomas King and Donald Brattain. Mr. Jacobsen also served as a member of the Audit Committee until June 1998 when he became an executive officer and employee of the Company.

         The Compensation and Stock Option Committee determines the compensation for executive officers of the Company and administers the Company's 1991 Stock Option Plan and 1992 Employee Stock Purchase Plan. During fiscal 1999, the Compensation and Stock Option Committee did not meet. The Compensation and Stock Option Committee is comprised of Thomas King and Donald Brattain. Mr. Jacobsen also served as a member of the Compensation and Stock Option Committee until June 1998 when he became an executive officer and employee of the Company.

Compensation of Directors

         Meeting Fees. Each director who is not an employee of the Company (a "Non-Employee Director") receives an annual retainer of $10,000 plus $1,500 for each Board of Directors meeting attended and $500 for each committee meeting attended.

         Stock Option Grants. Currently the Company's 1991 Stock Option Plan provides for the automatic grant of stock options to each Non-Employee Director to purchase the following number of shares of the Company's Common Stock at exercise prices equal to 100% of the current market price on the date of grant:
(i) 15,000 shares upon such Non-Employee Director's initial election to the Board, which option becomes exercisable to the extent of 2,000 shares on the date of grant, 2,500 shares on the first anniversary of the date of grant, 3,000 shares on the second anniversary of the date of grant, 3,500 shares on the third anniversary of the date of grant and 4,000 shares on the fourth anniversary of the date of grant so long as such person remains a director of the Company, and
(ii) 2,000 shares upon such Non-Employee Director's annual re-election to the Board of Directors, which option is immediately exercisable in full.

Report of Compensation and Stock Option Committee

         The Compensation and Stock Option Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by significantly aligning the financial interests of the Company's key executives with those of the Company's shareholders. Compensation of the Company's executive officers is comprised of four parts: base salary, annual incentive bonuses, fringe benefits and long-term incentive opportunities in the form of stock options. The Compensation and Stock Option Committee (the "Committee") believes, but has not conducted any formal survey, that the base salaries of the Company's executive officers are comparable to the salaries of executive officers of comparable publicly-held companies. These base salaries are combined with the opportunity to earn substantial cash bonuses if certain Company financial and other performance goals are met. Long-term incentives are based on stock performance through stock options granted pursuant to the Company's 1991 Stock Option Plan. The Committee believes that stock ownership by the Company's executive officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the Company's shareholders.

         Bonuses. The Company's fiscal 1999 Incentive Compensation Plan provided for incentive bonuses to four classes of employees (support staff, middle management, senior management and the President) in amounts up to a maximum of 10%, 20%, and 25% of their annual salaries, depending on the Company's earnings performances and the attainment by the employee of certain pre-set individual objectives. The Plan provided that no bonuses would be paid unless the Company met a certain agreed minimum earnings goal, which goal was met in fiscal 1999 and bonuses totaling $215,338 were paid in July 1999. In addition, the Board of Directors approved an additional bonus to each employee based on the length of employment as a reward for Company performance. These additional bonuses totaled $34,900 and were also paid in July 1999.

         No bonus plan has yet been adopted for fiscal 2000. The Committee is in the process of reviewing the Company's compensation plans for senior management, and expects to bring its recommendations to the Board of Directors in the near future.

         Stock Options and Other Incentives. The Company's stock option program is the Company's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

         The Company's 1991 Stock Option Plan authorizes the Committee to award stock options to directors, executive officers, employees and consultants of the Company. Stock options are generally granted each year, at an option price equal to the fair market value of the Company's Common Stock on the date of grant, and vest over a period of five years. The amount of stock options awarded is generally a function of the recipient's salary and position in the Company. Awards are intended to be generally competitive with other companies of comparable size and complexity, although the Committee has not conducted any thorough comparative analysis.

         Benefits. The Company provides the same health and disability insurance benefits to its executive officers as are available to Company employees generally. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for fiscal 1999.

         Chief Executive Officer Compensation. Pursuant to an agreement dated June 23, 1998, described in the section entitled Employment and Severance Agreements or Arrangements, Peter King will serve as the Company's CEO until at least June 30, 2000 at an annual salary of $200,000 plus additional benefits which the Company makes available to its officers. Mr. King also received stock options described below.

                                    Compensation and Stock Option Committee


                                    Thomas R. King
                                    Donald R. Brattain

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each person who served during fiscal 1999 in the capacity of (i) Chief Executive Officer or (ii) an executive officer whose total salary and bonus earned during fiscal 1999 exceeded $100,000.

                                                                                     Long Term Compensation
                                                                                -----------------------------------

                                             Annual Compensation                       Awards               Payouts
                               ----------------------------------------------   -------------------------   -------
                                                                                Restricted
                                                                                  Stock       Options/       LTIP
Name and Principal     Fiscal                                 Other Annual      Awards(s)       SARs        Payouts     All Other
     Position          Year     Salary($)      Bonus($)(1)   Compensation($)       ($)           (#)         ($)     Compensation($)
--------------------   ------  -------------   -----------   ----------------   ----------   ------------   -------  ---------------

Peter J. King          1999      200,000           ---              ---            ---        650,000        ---             ---
  Chief Executive      1998      120,000(2)        ---              ---            ---            ---        ---             ---
  Officer              1997      104,000(2)        ---              ---            ---            ---        ---             ---

Jeffrey G. Jacobsen    1999       99,200        43,250           70,800(3)         ---        100,000        ---             ---
  Executive VP and
  Chief Financial
  Officer
------------------

(1) Reflects bonus earned during the fiscal year. In some instances all or a portion of the bonus was paid during the next fiscal year.

(2) Represents payments received by Mr. King pursuant to a consulting agreement between Mr. King and the Company for services as Chairman of the Board and/or an agreement among Mr. King, The King Management Corporation and the Company for services to be provided to the Company. No compensation was received by Mr. King as a member of the Interim CEO Committee on which he served during fiscal year 1997.

(3) Represents salary payments made to Mr. Jacobsen by King Management which were reimbursed to King Management by the Company See the section entitled Certain Transactions.

Option Grants During 1999 Fiscal Year

         The following table provides information related to stock options granted to the named executive officer during fiscal 1999. The Company has not granted any stock appreciation rights.

                               Individual Grants
---------------------------------------------------------------------------------
                                  % of Total
                                   Options                                       Potential Realizable Value at Assumed
                      Options     Granted to    Exercise or                      Annual Rates of Stock Price
                      Granted    Employees in    Base Price                      Appreciation for Option Term(1)
Name                    (#)      Fiscal Year     ($/Sh)(2)     Expiration Date    0%       5% ($)      10% ($)
--------------------------------------------------------------------------------------------------------------------
Peter J. King        250,000(3)     32.6%          $3.25          06/23/08         --     $510,977    $1,294,916
                     400,000(4)     52.1%          $3.25          06/23/05         --     $620,692    $1,486,665

Jeffrey G. Jacobsen  100,000(5)     13.0%          $3.25          06/23/08         --     $204,391      $517,966


(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting terms.

(2) The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Stock Option Committee in its discretion.

(3) The option was immediately exercisable, and the exercise price was equal to the fair market value of the Common Stock on the date of grant.

(4) The option becomes exercisable in full on June 23, 2004, subject to acceleration upon the closing price of the Company's stock reaching certain targets. The exercise price was equal to the fair market value of the Common Stock on the date of grant.

(5) The option becomes exercisable to the extent of one-third of the shares on each of the first three anniversary dates of the date of grant. The exercise price was equal to the fair market value of the Common Stock on the date of grant.

Option Exercises During 1999 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information related to options and warrants exercised by the named executive officers during fiscal 1999 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                               Value of Unexercised
                                                               Number of Securities          In-the-Money Options at
                              Shares                          Underlying Unexercised              March 31, 1999
                            Acquired on       Value          Options at March 31, 1999             Exercisable/
          Name               Exercise       Realized         Exercisable/Unexercisable           Unexercisable(1)

Peter J. King                   --             --               520,753 exercisable            $31,250 exercisable
                                                               670,753 unexercisable          $50,000 unexercisable

Jeffrey G. Jacobsen             --             --               39,333 exercisable              $4,167 exercisable
                                                               70,667 unexercisable            $8,333 unexercisable

(1) Value is calculated on the basis of the difference between the option exercise price and $3.375, the closing sale price for the Company's Common Stock at March 31, 1999 as quoted on the Nasdaq National Market, multiplied by the number of shares of Common Stock underlying the option. All outstanding options held by named executive officers were at or above the closing price.

Employment and Severance Agreements or Arrangements

         Pursuant to an agreement by and among the Company, Mr. Peter King and The King Management Corporation ("King Management"), a corporation which is controlled by Mr. King, dated June 16, 1997, as amended on June 23, 1998 (the "Management Agreement"), it was agreed that Mr. King or King Management would provide certain management services to the Company. Pursuant to the Management Agreement, Mr. King is an employee of the Company and will serve as Chief Executive Officer until June 30, 2000 at a salary of $200,000 per year. Pursuant to the Management Agreement, Mr. King was granted stock options to purchase an aggregate of 541,506 shares at $3.375 per share on June 16, 1997, and on June 23, 1998, Mr. King was granted (i) a fully vested seven-year nonqualified stock option to purchase 250,000 shares at $3.25 per share under the Company's 1991 Stock Option Plan and (ii) a seven-year nonqualified cliff vesting stock option to purchase 400,000 shares at $3.25 per share outside of the Company's 1991 Stock Option Plan. The cliff vesting options, which were approved by the Company's shareholders at the 1998 Annual Meeting, vest after six years if Mr. King continues to be an employee of the Company. Vesting is accelerated if the Company's Common Stock attains certain agreed closing average stock prices, as reflected in the Nasdaq Market System, for a period of ten consecutive business days, as follows: 125,000 shares at $5.00, 125,000 shares of $6.00 and 150,000 shares at $7.00. The Management Agreement provides that Mr. King and/or King Management will provide certain services to the Company, including but not limited to working with management on current and prospective vendor relationships, monitoring problem leases and loans, assisting the Company on meeting financing requirements and working with the Company's bankers. See the section entitled Certain Transactions for additional arrangements pursuant to the Management Agreement.

Stock Performance Chart

         The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended March 31, 1999 with the cumulative total return on the S&P 500 Composite Stock Index and the S&P 500 Financial (Diversified) Index, an index of diverse financial companies. The comparison assumes $100 was invested March 31, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                               [GRAPH OMITTED]

                                03/31/94       03/31/95      03/31/96      03/31/97      03/31/98       03/31/99

Sunrise International            $100.00         $84.78        $52.17        $67.39        $67.39         $58.70
Leasing Corporation

S&P 500 Composite Stock          $100.00        $115.57       $152.67       $182.93       $270.74        $320.72
Index

S&P 500 Financial                $100.00        $119.51       $175.18       $210.71       $371.43        $491.10
(Diversified) Index


                              CERTAIN TRANSACTIONS

         The Company has adopted a policy of not entering into transactions in which any officer, director, shareholder or affiliate of the Company has a material financial interest unless the transaction has been approved by a majority of the disinterested directors of the Company based upon a determination that the terms of such transactions are no less favorable to the Company than those which could be obtained from unaffiliated third parties. The Company has entered into the following transactions in which officers and directors had a material financial interest:

         Pursuant to an agreement by and among the Company, Mr. Peter King and The King Management Corporation ("King Management"), a corporation which is controlled by Mr. King, dated June 16, 1997, as amended on June 23, 1998 (as amended, the "Management Agreement"), it was agreed that Mr. King or King Management agreed to provide certain management services to the Company through June 30, 2000. Pursuant to the Management Agreement, Mr. King is an employee of the Company and will serve as Chief Executive Officer until June 30, 2000 (see Employment and Severance Agreements or Arrangements above). The Management Agreement provides that Mr. King and/or King Management would provide certain services, including but not limited to working with management on current and prospective vendor relationships, monitoring problem leases and loans; assisting the Company on meeting financing requirements and working with the Company's bankers. Pursuant to the Management Agreement, King Management had provided the Company access to certain of its employees, including Jeffrey Jacobsen, a director of the Company and its Chief Financial Officer, and James Teal, Corporate Controller of the Company. These employees expended at least 85% of their time on Sunrise matters from April 1, 1998 through June 30, 1998. For these services, King Management was paid $125,000. Mr. Jacobsen and Mr. Teal became full-time employees of the Company on June 23, 1998. Three King Management employees continue to provide services to the Company for which King Management will be reimbursed. Employees of the Company may also provide services to King Management for which the Company may be reimbursed. Upon joining the Company as employees on June 23, 1998, Mr. Jacobsen received ten-year options to purchase 100,000 shares of Common Stock, and Mr. Teal received options to purchase 10,000 shares. In addition, options for 17,000 shares have been granted to the three other King Management employees providing services to the Company and who remain King Management employees. All of these options have an exercise price of $3.25 per share. Pursuant to the Management Agreement, King Management has agreed to provide subordinated debt financing, direct financing and/or other financial assistance to the Company for a period of three years in consideration of King Management's right to participate as lessor to the extent of 25% of certain higher-risk vendor leasing programs and risk pools and to the extent of 15% of all other vendor leasing programs of the Company. King Management has agreed to provide to the Company the use of its balance sheet resources to enable the Company to meet its vendor leasing program financing requirements.

         In connection with the Company's stock repurchase program, a shareholder indicated a desire to sell 630,000 shares of the Company's Common Stock to the Company; however, the Company was not in a position to purchase the shares at the time, and King Management offered to purchase the shares with the understanding that the Company would repurchase the shares at the same price at which King Management purchased the shares and reimburse King Management for any commissions, brokerage or consulting fees and accrued interest incurred. On March 2, 1999, King Management purchased the shares for $4.35 per share, or an aggregate of $2,740,500. The Company and King Management have agreed orally that the Company will purchase the shares from King Management for $4.35 per share and reimburse King Management for $31,500 in consulting fees and accrued interest incurred.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year 1999, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1999 Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the annual meeting in calendar year 2000 must be received by the Company by March 31, 2000 to be includable in the Company's proxy statement and related proxy for the 2000 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after June 14, 2000, then management named in the Company's proxy form for the 2000 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On November 12, 1997 the Company dismissed Arthur Andersen LLP and engaged Deloitte & Touche LLP as the independent public accountants for the Company. There were not, in connection with the audits of the two years ended March 31, 1997, and the subsequent interim period through November 12, 1997, any disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Arthur Andersen's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the years ended March 31, 1997, 1996 and 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.


                                    FORM 10-K

THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1999 ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF PETER J. KING, CHIEF EXECUTIVE OFFICER. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF JULY 16, 1999, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEB SITE AT WWW.SEC.GOV.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Jeffrey G. Jacobsen
                                   Executive Vice President and Secretary

Dated:  July 29, 1999

                    SUNRISE INTERNATIONAL LEASING CORPORATION
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints PETER J. KING and JEFFREY G. JACOBSEN, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sunrise International Leasing Corporation to be held on September 8, 1999, and at all adjournments thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto, and, in their discretion, upon any other matters which may be brought before the meeting.

1.    SET THE NUMBER OF DIRECTORS AT FOUR (4).

               [ ] FOR               [ ] AGAINST          [ ] ABSTAIN

2.    ELECTION OF DIRECTORS.    NOMINEES:Peter J. King, Donald R. Brattain,
                                         Thomas R. King and Jeffrey G. Jacobsen.

               [ ] VOTE FOR all nominees listed above (except
                   vote withheld from the following nominees, if any, whose names are written below)



               [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 2 and for Proposal 1.

                                    Dated:______________________________, 1999

                                    Please sign exactly as name appears at left.
                                    When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please have signed in full corporate name by President or other authorized officer. If a partnership, please have signed in partnership name by authorized person.


                                    ___________________________________________
                                    Signature

                                    ___________________________________________
                                    Signature, if held jointly

                  PLEASE MAKE, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY, USING THE ENCLOSED ENVELOPE